UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

					FORM 8-K

				-----------------------

				    Current Report
			Pursuant to Section 13 OR 15(d) of The
			    Securities Exchange Act Of 1934

    Date of Report (Date of earliest event reported): October 18, 2004


                  	 Sutron Corporation
	(Exact name of registrant as specified in its charter.)

          Virginia			  0-12227 		   54-1006352
(State or other jurisdiction		(Commission		(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)


		21300 Ridgetop Circle, Sterling Virginia       20166
		(Address of principal executive offices)     (Zip Code)


                   		(703) 406-2800
		(registrants telephone number, including area code)


					Not Applicable
	(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02. Results of Operations and Financial Condition

In accordance with SEC Release No. 33-8255, the following information is furnished. On October 18, 2004, Sutron Corporation announced via press release the Company's results for its third quarter ended Setpember 30, 2004. A copy of the Company's press release is attached hereto as
Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


					SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 28, 2005	       	Sutron Corporation
						(Registrant)


						By /s/ Sidney C. Hooper
						Sidney C. Hooper,
						Chief Financial Officer and Treasurer